                                                                     Exhibit 4.4

================================================================================

                       AMERICAN INTERNATIONAL GROUP, INC.

                                   ----------

                               THIRD SUPPLEMENTAL

                                    INDENTURE

                           Dated as of April 20, 2006

                                   ----------

              (Supplemental to Indenture Dated as of July 15, 1989)

                                   ----------

                              THE BANK OF NEW YORK,
                                   as Trustee

================================================================================

     THIRD SUPPLEMENTAL INDENTURE, dated as of April 20, 2006, among American International Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), and The Bank of New York, a New York banking corporation, as Trustee (herein called "Trustee");

                                    RECITALS:

     WHEREAS, the Company has heretofore executed and delivered to The Bank of New York, as trustee, an Indenture, dated as of July 15, 1989 (the "Basic Indenture"), and the First Supplemental Indenture, dated May 15, 2003 (the "First Supplemental Indenture") and the Second Supplemental Indenture, dated September 30, 2005 (the "Second Supplemental Indenture" and together with the Basic Indenture and the First Supplemental Indenture, the "Existing Indenture") (the Existing Indenture, as the same may be amended or supplemented from time to time, including by this Third Supplemental Indenture, the "Indenture"), providing for the issuance from time to time of the Company's unsecured debentures, notes or other evidences of indebtedness (herein and therein called the "Securities"), to be issued in one or more series as provided in the Indenture;

     WHEREAS, Section 901 of the Existing Indenture permits the Company and the Trustee to enter into an indenture supplemental to the Existing Indenture to provide for the issuance of, and establish the form and terms of, additional series of Securities;

     WHEREAS, Sections 201, 301 and 901 of the Existing Indenture permit the form of notes of each additional series of notes to be established pursuant to an indenture supplemental to the Existing Indenture;

     WHEREAS, Section 301 of the Existing Indenture permits certain terms of any additional series of notes to be established pursuant to an indenture supplemental to the Existing Indenture;

     WHEREAS, pursuant to resolutions of the Board of Directors of the Company adopted at a meeting duly called on March 15, 2006, the Company has authorized the issuance of $1,000,000,000 in aggregate principal amount of its 6.25% Notes Due 2036 (the "30-Year Notes," and, collectively with any Exchange Notes issued in exchange for the 30-Year Notes, the "Notes");

     WHEREAS, the Company has duly authorized the execution and delivery of this Third Supplemental Indenture to establish the form and terms of the Notes; and

     WHEREAS, all things necessary to make this Third Supplemental Indenture a valid agreement according to its terms have been done;

     NOW, THEREFORE, THIS THIRD SUPPLEMENTAL INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.1 RELATION TO EXISTING INDENTURE

     This Third Supplemental Indenture constitutes a part of the Existing Indenture (the provisions of which, as modified by this Third Supplemental Indenture, shall apply to the Notes) in respect of the Notes but shall not modify, amend or otherwise affect the Existing Indenture insofar as it relates to any other series of Securities or affects in any manner the terms and conditions of the Securities of any other series.

SECTION 1.2 DEFINITIONS

     For all purposes of this Third Supplemental Indenture, the capitalized terms used herein (i) which are defined in this Section 1.2 have the respective meanings assigned hereto in this Section 1.2, and (ii) which are defined in the Existing Indenture (and which are not defined in this Section 1.2) have the respective meanings assigned thereto in the Existing Indenture. For all purposes of this Third Supplemental Indenture:

     1.2.1 All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Third Supplemental Indenture;

     1.2.2 The terms "herein", "hereof", and "hereunder" and words of similar import refer to this Third Supplemental Indenture; and

     1.2.3 The following terms, as used herein, have the following meanings:

     "Adjusted Treasury Rate" has the meaning specified in the form of Note contained in Section 2.3.

     "Agent Member" means any member of, or participant in, the Depositary.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Note, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

     "Clearstream" means Clearstream Banking, societe anonyme, Luxembourg (or any successor securities clearing agency).

     "Closing Date" means April 20, 2006.

     "Comparable Treasury Issue" has the meaning specified in the form of Note contained in Section 2.3.

     "Comparable Treasury Price" has the meaning specified in the form of Note contained in Section 2.3.

     "Depositary" means, with respect to the Notes issuable or issued in whole or in part in the form of one or more Global Notes, DTC, for so long as it shall be a clearing agency registered under the Exchange Act, or such successor (which shall be a clearing agency registered under the Exchange Act) as the Company shall designate from time to time in an Officers' Certificate delivered to the Trustee.

     "DTC" means The Depository Trust Company.

     "Euroclear" means the Euroclear Bank S.A./N.V. (or any successor securities clearing agency), as operator of the Euroclear system.

     "Exchange Notes" means the notes issued pursuant to the Exchange Offer and their Successor Notes. The Exchange Notes shall be deemed to constitute the same series as the Original Notes for which they are exchanged.

     "Exchange Offer" has the meaning specified in the form of Note contained in
Section 2.2.

     "Exchange Offer Registration Statement" has the meaning specified the form of Note contained in Section 2.2.

     "Global Note" means any Note bearing the legend specified in Section 2.2 evidencing all or part of the Notes, issued to the Depositary, and registered in the name of the Depositary or its nominee. The Restricted Global Note and the Regulation S Global Note shall each be a Global Note.

     "Initial Purchasers" means J.P. Morgan Securities Inc., Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     "Notes" has the meaning stated in the fifth recital of this Third Supplemental Indenture.

     "Original Notes" means all Notes other than Exchange Notes.

     "Primary Treasury Dealer" has the meaning specified in the form of Note contained in Section 2.3.

     "Purchase Agreement" means the Purchase Agreement, dated April 12, 2006, between the Company and the Initial Purchasers.

     "Quotation Agent" has the meaning specified in the form of Note contained in Section 2.3.

     "Reference Treasury Dealer" has the meaning specified in the form of Note contained in Section 2.3.

     "Reference Treasury Dealer Quotations" has the meaning specified in the form of Note contained in Section 2.3.

     "Registration Default" has the meaning specified in the form of Note contained in Section 2.2.

     "Registration Default Period" has the meaning specified in the form of Note contained in Section 2.2.

     "Registration Rights Agreement" has the meaning specified in Section 2.2.

     "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

     "Regulation S Certificate" means a certificate substantially in the form set forth in Annex B.

     "Regulation S Global Note" has the meaning specified in Section 2.1.

     "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Note set forth in Section 2.2 to be placed upon each Regulation S Note.

     "Regulation S Notes" means all Notes required pursuant to Section 2.6(b) to bear a Regulation S Legend. Such term includes the Regulation S Global Note.

     "Restricted Global Note" has the meaning specified in Section 2.1.

     "Restricted Note" means all Notes required pursuant to Section 2.6(b) to bear any Restricted Notes Legend. Such term includes the Restricted Global Note.

     "Restricted Notes Certificate" means a certificate substantially in the form set forth in Annex A.

     "Restricted Notes Legend" means a legend substantially in form of the legend required in the form of Note set forth in Section 2.2 to be placed upon each Restricted Note.

     "Restricted Period" means the period of 41 consecutive days beginning on the later of (i) the day on which Notes are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the Closing Date, except that any offer or sale by a distributor (as defined in Regulation S) of an unsold allotment shall be deemed to be made during the restricted period.

     "Rule 144A" means Rule 144A under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.

     "Rule 144A Notes" means all Notes initially distributed in connection with the offering of the Notes by the Initial Purchasers in reliance upon Rule 144A.

     "Securities" has the meaning specified in the first recital of this Third Supplemental Indenture.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Act Legend" means the Restricted Notes Legend and/or the Regulation S Legend.

     "Shelf Registration Statement" has the meaning specified in the form of Note contained in Section 2.2.

     "Special Interest" has the meaning specified in the form of Note contained in Section 2.2.

     "Successor Note" of any particular Note means every Note issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Note; and, for the purposes of this definition, any Exchange Note issued in exchange for an Original Note shall be deemed a Successor Note of such Original Note and any Note authenticated and delivered under Section 306 of the Existing Indenture in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

     "Unrestricted Notes Certificate" means a certificate substantially in the form set forth in Annex C.

                                  ARTICLE TWO

                    GENERAL TERMS AND CONDITIONS OF THE NOTES

SECTION 2.1 FORMS OF NOTES GENERALLY

     The Notes shall be in substantially the forms set forth in this Article with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Existing Indenture and this Third Supplemental Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, or as may, consistent with the Existing Indenture and this Third Supplemental Indenture, be determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     The Trustee's certificate of authentication shall be in substantially the form set forth in Section 2.4.

     Upon their original issuance, the Rule 144A Notes and the Regulation S Notes shall be issued in the form of separate Global Notes registered in the name of the Depositary or its nominee and deposited with the Trustee, as custodian for the Depositary, for credit by the Depositary to the respective accounts of beneficial owners of the Notes represented thereby (or such other accounts as they may direct). Each such Global Note will constitute a single Security for all purposes of the Indenture. The Global Notes representing Rule 144A Notes, together with their Successor Notes which are Global Notes other than Regulation S Global Notes, are collectively herein called the "Restricted Global Note." The Global Notes representing Regulation S Notes, together with their Successor Notes which are Global Notes other than Restricted Global Notes, are collectively herein called the "Regulation S Global Note."

     The Notes will be issued only in registered form. The Notes will be issued in minimum denominations of $100,000 and multiples of $1,000 in excess thereof.

SECTION 2.2 FORM OF FACE OF THE NOTES

     [INCLUDE IF NOTE IS A RESTRICTED NOTE - THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ANY EVENT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE IN NEW YORK.

     EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. EACH HOLDER OF THIS NOTE REPRESENTS TO AMERICAN INTERNATIONAL GROUP, INC. THAT (a) SUCH HOLDER WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE (WITHOUT THE CONSENT OF AMERICAN INTERNATIONAL GROUP, INC.) OTHER THAN (i) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT, (ii) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, (iii) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT, (iv) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT, IN THE CASE OF CLAUSE (ii) OR (iv), TO THE RECEIPT BY AMERICAN INTERNATIONAL GROUP, INC. OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO AMERICAN INTERNATIONAL GROUP, INC. THAT SUCH RESALE, PLEDGE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR
(v) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND THAT (b) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE, A COPY OF THE TRANSFER RESTRICTIONS APPLICABLE HERETO (COPIES OF WHICH MAY BE OBTAINED FROM THE INDENTURE TRUSTEE).]

     [INCLUDE IF NOTE IS A REGULATION S NOTE - THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER SUCH LAWS.]

     [INCLUDE IF NOTE IS A GLOBAL NOTE - THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE

OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.]

     [INCLUDE IF NOTE IS A GLOBAL NOTE AND THE DEPOSITORY TRUST COMPANY IS THE DEPOSITARY - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, TO AMERICAN INTERNATIONAL GROUP, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO. (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                       AMERICAN INTERNATIONAL GROUP, INC.

                               6.25% NOTE DUE 2036

No. ________

CUSIP No.: _______________ $________

     AMERICAN INTERNATIONAL GROUP, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of [ ] dollars on May 1, 2036, and to pay interest thereon from April 20, 2006, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on May 1 and November 1 in each year (each such date, an "Interest Payment Date"), commencing on November 1, 2006 at the rate of 6.25% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the October 15 or April 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof which shall be given to

Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

     In the event that an Interest Payment Date is not a Business Day, the Company shall pay interest on the next day that is a Business Day, with the same force and effect as if made on the Interest Payment Date, and without any interest or other payment with respect to the delay. If the Stated Maturity or earlier Redemption Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest, if any, need not be made on such date, but may be made on the next succeeding Business Day, with the same force and effect as if made on the Stated Maturity or earlier Redemption Date, provided that no interest shall accrue for the period from and after such Stated Maturity or earlier Redemption Date.

     [INCLUDE IF NOTE IS ORIGINAL NOTE - Pursuant to the Exchange and Registration Rights Agreement, dated as of April 20, 2006 (the "Registration Rights Agreement"), by and among the Company and the Initial Purchasers (as defined therein), the Company has agreed for the benefit of the Holders from time to time of the Notes that it will (i) file under the Securities Act, no later than 180 days after the date on which the Notes are initially issued (the "Issue Date"), a registration statement (the "Exchange Offer Registration Statement") registering debt securities substantially identical to the Notes (except that such securities will not contain terms with respect to the Special Interest payments described below or transfer restrictions) pursuant to an exchange offer (the "Exchange Offer"), (ii) use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 240 days following the Issue Date and
(iii) use its commercially reasonable efforts to cause the Exchange Offer to remain open at least 20 business days and to commence and complete the Exchange Offer no later than 30 days after the Exchange Offer Registration Statement has become effective; provided, however, that if on or prior to the time the Exchange Offer is completed, existing Commission (as defined in the Indenture) interpretations are changed such that this Note is not or would not be, upon receipt under the Exchange Offer, transferable by the Holder of this Note without restriction under the Securities Act, the Company has agreed to file under the Securities Act no later than 270 days after the Issue Date, a "shelf" registration statement providing for the registration of and the sale on a continuous or delayed basis by the Holder of this Note (such registration statement, the "Shelf Registration Statement") and to use its commercially reasonable efforts to cause the Shelf Registration Statement to become effective no later than 90 days after the Shelf Registration Statement is filed.

     In the event that (i) the Exchange Offer has not been completed within 270 days after the Issue Date, (ii) a Shelf Registration Statement is required to be filed and is not effective within 360 days of the Issue Date, or (iii) the Exchange Offer Registration Statement or, if applicable, the Shelf Registration Statement is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to
Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted in the Registration Rights Agreement) without being succeeded by a post-effective amendment or a prospectus supplement to such registration statement or an additional registration statement that cures such failure and that is itself declared effective promptly, in each case (i) through (iii) upon the terms and conditions set forth in the Registration Rights Agreement (each such event referred to in clauses (i) through (iii), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, until the earlier of such time as no Registration Default is in effect or the first date the Notes become eligible to be sold pursuant to paragraph (k) of Rule 144 under the Securities Act of 1933, a "Registration Default Period"), then interest will accrue (in addition to any stated interest on this Note) at a per annum rate of 0.125% for the first 90 days of the Registration Default Period and at a per annum rate of 0.25% thereafter for the remaining portion of the Registration Default Period; provided that the Company shall not be required to pay Special Interest for more than one Registration Default at any given time and in no event shall Special Interest accrue at a rate in excess of 0.25% per annum. Interest accruing as a result of a Registration Default is referred to herein as "Special Interest." In the case of a Registration Default, the Company's only obligation under the Registration Rights Agreement is to pay Special Interest. Accrued Special Interest, if any, shall be paid in cash in arrears on each Interest Payment Date for the Notes; and the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed.]

     Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:
       ----------------------

                                        AMERICAN INTERNATIONAL GROUP, INC.

                                        By
                                           -------------------------------------

[SEAL]

Attest:

-----------------------------------

SECTION 2.3 FORM OF REVERSE OF THE NOTES

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), designated as its 6.25% Notes Due 2036, issued and to be issued in one or more series under an Indenture, dated as of July 15, 1989, as supplemented by the First Supplemental Indenture (the "First Supplemental Indenture"), dated as of May 15, 2003, by the Second Supplemental Indenture (the "Second Supplemental Indenture), dated as of September 30, 2005 and by the Third Supplemental Indenture (the "Third Supplemental Indenture"), dated as of April 20, 2006 (as so supplemented, the "Indenture," which term shall have the meaning assigned to it in such instrument), from the Company to The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof.

     The Notes of this series are subject to redemption at any time, in whole or in part, at the election of the Company, upon not less than 30 nor more than 60 days' notice given as provided in the Indenture, at a Redemption Price equal to the greater of (i) 100% of the principal amount, together with accrued interest to the Redemption Date, and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 20 basis points, plus accrued interest to the Redemption Date.

     The definitions of certain terms used in the paragraph above are listed below.

     "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     "Comparable Treasury Issue" means the U.S. Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

     "Comparable Treasury Price" means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date.

     "Quotation Agent" means AIG Financial Products Corp.

     "Reference Treasury Dealer" means (i) J.P. Morgan Securities Inc., Banc of America Securities LLC or Merrill Lynch, Pierce, Fenner & Smith Incorporated or its respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Person to be a Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Quotation Agent after consultation with the Company.

     "Reference Treasury Dealer Quotations" means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

     In the event of redemption of this Note in part only, a new Note or Notes of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Notes do not have the benefit of any sinking fund obligation.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

     As set forth in, and subject to, the provisions of the Indenture, no Holder of this Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest of this Note on or after the respective due date expressed herein.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Notes are entitled to the benefits of the covenants of the Company set forth in Article Ten of the Indenture.

     Unless the context otherwise requires, the Original Notes (as defined in the Indenture) and the Exchange Notes (as defined in the Indenture) shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes of this series are issuable only in fully registered form without coupons in denominations of $100,000 and any multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Note which are defined in the Indenture shall have the meaning assigned to them in the Indenture.

SECTION 2.4 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION OF THE NOTES

     The Trustee's certificates of authentication shall be in substantially the following form:

     This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK
                                        As Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

SECTION 2.5 TITLE AND TERMS

     The Notes shall be issued in one series. The aggregate principal amount of the Notes that may initially be authenticated and delivered under this Third Supplemental Indenture is limited to $1,000,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 304, 305, 306 or 906 of the Existing Indenture or Article Two of this Third Supplemental Indenture. The Company may, without the consent of the Holders of the Notes, issue additional notes having the same ranking, interest rate, Stated Maturity, CUSIP number, ISIN and common code and terms as to status, redemption or otherwise as the Notes, in which event such notes, the Original Notes and the Exchange Notes issued in exchange for any such Original Notes shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions.

     The Stated Maturity of the Notes shall be May 1, 2036, and the Notes shall bear interest and have such other terms as are described in Sections 2.2 and 2.3 of this Third Supplemental Indenture.

     The Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provision, or at the option of a Holder thereof. The Notes shall be redeemable at the election of the Company from time to time, in whole or in part, at the times and at the prices specified in the form of Note set forth in Section 2.3 of this Third Supplemental Indenture.

     The Notes shall be subject to the defeasance and discharge provisions of
Section 1302 of the Existing Indenture and the defeasance of certain obligations and certain events of default provisions of Section 1303 of the Existing Indenture.

     Unless the context otherwise requires, the Original Notes and the Exchange Notes issued in exchange for any Original Notes shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions.

     All Exchange Notes issued upon any exchange of the Original Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Original Notes surrendered upon such exchange. Subject to the second paragraph of Section 307 of the Existing Indenture, each Exchange Note delivered in exchange for an Original Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such Original Note.

     The Notes shall be issuable only in fully registered form without coupons and only in denominations of $100,000 and multiples of $1,000 in excess thereof.

     The Notes shall be executed, authenticated, delivered and dated in accordance with Section 303 of the Existing Indenture.

SECTION 2.6 TRANSFER AND EXCHANGES; SECURITIES ACT LEGENDS

     (a) Certain Transfers and Exchanges. Transfers and exchanges of Notes and beneficial interests in a Global Note of the kinds specified in this Section 2.6(a) shall be made only in accordance with this Section 2.6(a).

          (i) Non-Global Note to Non-Global Note. A Note that is not a Global Note may be transferred, in whole or in part, to a Person who takes delivery in the form of another Note that is not a Global Note as provided in Section 305 of the Existing Indenture, provided that, if the Note to be transferred in whole or in part is a Restricted Note, or is a Regulation S Note and the transfer is to occur during the Restricted Period, then the Trustee shall have received (i) a Restricted Notes Certificate, satisfactory to the Company and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Note or (ii) a Regulation S Certificate, satisfactory to the Company and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Note.

          (ii) Restricted Global Note to Regulation S Global Note. If the owner of a beneficial interest in the Restricted Global Note wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Note, such transfer may be effected only in accordance with the provisions of this
     Section 2.6(a)(ii) and Section 2.6(a)(iv) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (i) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Note in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Note in an equal amount be debited from another specified Agent Member's account and (ii) a Regulation S Certificate, satisfactory to the Company and duly executed by the Holder of such Restricted Global Note or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Section 2.6(a)(iv) below, shall reduce the principal amount of such Restricted Global Note and increase the principal amount of such Regulation S Global Note by such specified principal amount.

          (iii) Regulation S Global Note to Restricted Global Note. If the owner of a beneficial interest in the Regulation S Global Note wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Note, such transfer may be effected only in accordance with this Section 2.6(a)(iii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (i) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Note in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Note in an equal principal amount be debited from another specified Agent Member's account and (ii) if such transfer is to occur during the Restricted Period, a Restricted Notes Certificate, satisfactory to the Company and duly executed by the Holder of such Regulation S Global Note or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of such Regulation S Global Note and increase the principal amount of such Restricted Global Note by such specified principal amount. If transfers under this Section 2.6(a)(iii) occur after the Restricted Period, no Restricted Notes Certificate will be required and the beneficial interest in the Regulation S Global Note so transferred shall be credited to an Agent Member's account in a Global Note that does not bear a Securities Act Legend.

          (iv) Regulation S Global Note to be Held Through Euroclear or Clearstream during Restricted Period. The Company shall use its best efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Note may be held only in or through accounts maintained at the Depositary by Euroclear and Clearstream (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Section 2.6(a)(iv) shall not prohibit any transfer or exchange of such an interest in accordance with Section 2.6(a)(iii) above.

     (b) Securities Act Legends. Rule 144A Notes and their Successor Notes shall bear the Restricted Notes Legend and Regulation S Notes and their Successor Notes shall bear the Regulation S Legend, subject to the following:

          (i) subject to the following Clauses of this Section 2.6(b), a Note or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Note or any portion thereof shall bear the Securities Act Legend borne by such Global Note while represented thereby;

          (ii) subject to the following Clauses of this Section 2.6(b), a new Note which is not a Global Note and is issued in exchange for another Note (including a Global Note) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Note, provided that, if such new Note is required pursuant to Section 2.6(a) to be issued in the form of a Restricted Note, it shall bear the Restricted Notes Legend and, if such new Note is so required to be issued in the form of a Regulation S Note, it shall bear the Regulation S Legend;

          (iii) at any time when a Note has been transferred in a manner, or a sufficient amount of time has elapsed, so that a Note may be transferred without registration or limitation under the Securities Act, a new Note which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Note which bears such a legend if the Trustee has received an Unrestricted Notes Certificate, satisfactory to the Company and duly executed by the Holder of such legended Note or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Note in the manner provided for in the Existing Indenture;

          (iv) a new Note which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Note (other than a Global Note) or any portion thereof which bears such a legend if, in the judgment of the Company, placing such a legend upon such new Note is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Note as provided in this Article Two; and

          (v) notwithstanding the foregoing provisions of this Section 2.6(b), a Successor Note of a Note that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Note is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Note bearing the Restricted Notes Legend in exchange for such Successor Note as provided in this Article Two.

                                  ARTICLE THREE

                                  MISCELLANEOUS

SECTION 3.1 RELATIONSHIP TO EXISTING INDENTURE

     The Third Supplemental Indenture is a supplemental indenture within the meaning of the Existing Indenture. The Existing Indenture, as supplemented and amended by this Third Supplemental Indenture, is in all respects ratified, confirmed and approved and, with respect to the Notes, the Existing Indenture, as supplemented and amended by this Third Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

SECTION 3.2 MODIFICATION OF THE EXISTING INDENTURE

     Except as expressly modified by this Third Supplemental Indenture, the provisions of the Existing Indenture shall govern the terms and conditions of the Notes.

SECTION 3.3 GOVERNING LAW

     This instrument shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 3.4 COUNTERPARTS

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 3.5 TRUSTEE MAKES NO REPRESENTATION

     The recitals contained herein are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Third Supplemental Indenture.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed all as of the day and year first above written.

                                        AMERICAN INTERNATIONAL GROUP, INC.


                                        By /s/ Robert A. Gender
                                           -------------------------------------
                                        Name: Robert A. Gender
                                        Title: Vice President and Treasure


[SEAL]

Attest:


/s/ Kathleen E. Shannon
-------------------------------------


                                        THE BANK OF NEW YORK,
                                        as Trustee


                                        By /s/ Julie Salovitch-Miller
                                           -------------------------------------
                                        Name: Julie Salovitch-Miller
                                        Title: Vice President

                                                   ANNEX A -- Form of Restricted
                                                               Notes Certificate

                          RESTRICTED NOTES CERTIFICATE

The Bank of New York
101 Barclay Street, Floor 8 West
New York, New York 10286
Attn: Corporate Trust Administration

     Re: 6.25% Notes Due 2036 of American International Group, Inc. (the
         "Notes")

     Reference is made to the Indenture, dated as of July 15, 1989, between American International Group, Inc. (the "Company") and The Bank of New York, as Trustee, as supplemented (the "Indenture"). Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), are used herein as so defined.

     This certificate relates to U.S.$_____________ principal amount of Notes, which are evidenced by the following certificate(s) (the "Specified Securities"):

     CUSIP No(s). ___________________________

     ISIN ___________________________________

     COMMON CODE ____________________________

     CERTIFICATE No(s). _____________________

     The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that (i) it is the sole beneficial owner of the Specified Securities, (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so or (iii) it is the Holder of a Global Note and has received a certification to the effect set forth below. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Note. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

          (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

               (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

               (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

          (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

          the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:
       ---------------------

                                        ----------------------------------------
                                        (Print the name of the Undersigned, as
                                        such term is defined in the third
                                        paragraph of this certificate.)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        (If the Undersigned is a corporation,
                                        partnership or fiduciary, the title of
                                        the person signing on behalf of the
                                        Undersigned must be stated.)

                                                              ANNEX B -- Form of
                                                        Regulation S Certificate

                            REGULATION S CERTIFICATE

The Bank of New York
101 Barclay Street, Floor 8 West
New York, New York 10286
Attn: Corporate Trust Administration

     Re: 6.25% Notes Due 2036 of American International Group, Inc. (the
         "Notes")

     Reference is made to the Indenture, dated as of July 15, 1989, between American International Group, Inc. (the "Company") and The Bank of New York, as Trustee, as supplemented (the "Indenture"). Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), are used herein as so defined.

     This certificate relates to U.S. $_____________ principal amount of Notes, which are evidenced by the following certificate(s) (the "Specified Securities"):

     CUSIP No(s). ___________________________

     ISIN ___________________________________

     COMMON CODE ____________________________

     CERTIFICATE No(s). _____________________

     The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that (i) it is the sole beneficial owner of the Specified Securities, (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so or (iii) it is the Holder of a Global Note and has received a certification to the effect set forth below. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Note. In connection with such transfer, the Owner hereby certifies or has certified that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 of Regulation S or

Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies or has certified as follows:

          (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904 of Regulation S:

               (A) the Owner is not a Distributor of the Notes, an affiliate of the Company or any such Distributor or a person acting on behalf of any of the foregoing;

               (B) the offer of the Specified Securities was not made to a person in the United States or for the account or benefit of a U.S. Person;

               (C) either:

                    (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                    (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the International Securities Market Association or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

               (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

               (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(b)(1) have been satisfied; and

               (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

          the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the

          Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:
       ---------------------

                                        ----------------------------------------
                                        (Print the name of the Undersigned, as
                                        such term is defined in the third
                                        paragraph of this certificate.)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        (If the Undersigned is a corporation,
                                        partnership or fiduciary, the title of
                                        the person signing on behalf of the
                                        Undersigned must be stated.)

                                                               ANNEX C - Form of
                                                                    Unrestricted
                                                               Notes Certificate

                         UNRESTRICTED NOTES CERTIFICATE

The Bank of New York
101 Barclay Street, Floor 8 West
New York, New York 10286
Attn: Corporate Trust Administration

     Re: 6.25% Notes Due 2036 of American International Group, Inc. (the
         "Notes")

     Reference is made to the Indenture, dated as of July 15, 1989, between American International Group, Inc. (the "Company") and The Bank of New York, as Trustee, as supplemented (the "Indenture"). Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), are used herein as so defined.

     This certificate relates to U.S.$_____________ principal amount of Notes, which are evidenced by the following certificate(s) (the "Specified Securities"):

     CUSIP No(s). ___________________________

     ISIN ___________________________________

     COMMON CODE ____________________________

     CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depository or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 2.6 of the First Supplemental Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:
       ---------------------

                                        ----------------------------------------
                                        (Print the name of the Undersigned, as
                                        such term is defined in the third
                                        paragraph of this certificate.)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        (If the Undersigned is a corporation,
                                        partnership or fiduciary, the title of
                                        the person signing on behalf of the
                                        Undersigned)


                                       C-2